UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal or resignation of independent registered public accounting firm

On June 30, 2010, our former audit firm, Berman Hopkins Hopkins Wright & LaHam CPAs and Associates, LLP (“Berman Hopkins”)  notified us that the audit partners on our account were no longer with the firm and that, as a result, Berman Hopkins had decided to resign as the Company’s independent registered public accounting firm. Berman Hopkins was engaged by the Company on May 26, 2010 to replace our former auditors, Berman & Company, LLC (“Berman”), which firm had been our auditors since inception on April 28, 2008.  The change of auditors from Berman to Berman Hopkins was reported on the Form 8-K report filed on May 26, 2010.

Berman Hopkins reviewed the Company’s 2010 financial statements included in our Form 10-Q report for the quarter ended April 30, 2010 filed on June 14, 2010. Berman Hopkins did not audit the 2010 financial statements included in our Form 10-Q for the quarter ended April 30, 2010; therefore, they did not express an opinion on them.

During the period from May 26, 2010 through June 30, 2010, there were no (i) disagreements with Berman Hopkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Berman Hopkins’s satisfaction, would have caused Berman Hopkins to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Berman Hopkins with a copy of the above disclosures and requested that Berman Hopkins furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Berman Hopkins’s letter, dated November 30, 2010 is filed as Exhibit 16 to this Current Report on Form 8-K/A.

(b) New independent registered public accounting firm

On July 1, 2010, the Board of Directors of the Company engaged Moss, Krusick & Associates, LLC of Winter Park (Orlando), Florida (“Moss, Krusick”) as the Company’s new independent registered public accounting firm.  Moss, Krusick was formed as a result of the split off of a substantial portion the securities practice of Berman Hopkins Hopkins Wright & LaHam, CPAs and Associates, LLP (“Berman Hopkins Hopkins”) into Moss, Krusick.  This was a result of the decision by Berman Hopkins Hopkins, our former auditors to resign as our independent auditors to substantially reduce their securities audit practice.  The principals of Moss, Krusick are the same auditors who reviewed the 2010 financial reports of the Company included in our Form 10-Q report for the quarter ended April 30, 2010 filed on June 14, 2010 while at Berman Hopkins.

During the period from inception at April 28, 2008 through July 31, 2008, the fiscal year ended July 31, 2009 and the subsequent interim period prior to the engagement of Moss, Krusick on July 1, 2010, the Company had not either consulted Moss, Krusick regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16           Letter of Berman Hopkins Hopkins Wright & LaHam CPAs and Associates, LLP, dated November 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Dated: November 30, 2010	By:	/s/ Gary Reed
Gary Reed
Chairman